UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2014

GO EZ CORPORATION.
(Exact name of Registrant as specified in its charter)

Delaware	000-53116	47-2488761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 First Street #493, Los Altos, CA 94022
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: 650-283-2907

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

GO EZ CORPORATION

TABLE OF CONTENTS

	Special Note Regarding Forward Looking Statements	3

	Use of Certain Defined Terms	3

Item 1.01.	Entry into Material Definitive Agreement	4

Item 2.01.	Completion of Acquisition or Disposition of Assets	4

	Acquisition of Federal Technology Agency, Inc.	4

	Form 10 Disclosure	5

	Description of Go Ez Corporation and Federal Technology Agency, Inc.	5

	Risk Factors	8

	Properties	19

	Legal Proceedings	19

	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters	19

	Description of the Registrant’s Securities	23

	Management’s Discussion and Analysis of Financial Condition and Result of Operations	24

	Directors and Executive Officers	30

	Executive Compensation	31

	Certain Relationships and Related Party Transactions	32

	Indemnification of Directors and Executive Officers	32

	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	33

	Security Ownership of Certain Beneficial Owners and Management	33

Item 3.02.	Unregistered Sales of Equity Securities	34

Item 5.06.	Change in Shell Company Status	35

Item 9.01.	Financial Statements and Exhibits	35

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to the factors described in the section captioned “Risk Factors” below.

Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to:

•	Our operations in an emerging market with uncertainty as to market acceptance of our services;
•	Our ability to find suitable markets for and increase sales of the existing services we offer;
•	Our ability to obtain additional capital to fund our operations and targeted acquisitions;
•	Competition from larger, more established companies with far greater economic and human resources;
•	Risks related to failure to obtain adequate financing on a timely basis and on acceptable terms to execute on our planned operations;
•	Uncertainty of government regulations potentially impacting our operations; or
•	The loss of key members of our senior management.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Current Report on Form 8-K. You should read this report and the documents that we reference and file as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the or other events occur in the future.

Use of Certain Defined Terms

Except where the context otherwise requires and for the purposes of this report only:

•	“Company, “we,” “us,” “our” and words of similar import refer to Go Ez Corporation, the Registrant, a corporation incorporated in Delaware, and where applicable, FTA (as defined below);
•	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
•	“Securities Act” refers to the Securities Act of 1933, as amended;

This information is publicly available for free and has not been specifically prepared for us for use or incorporation in this Current Report on Form 8-K or otherwise. We have not independently verified such information, and you should not unduly rely upon it.

This Current Report on Form 8-K is filed by Go Ez Corporation, a Delaware corporation (the “Registrant” or the “Company”), in connection with the items set forth below.

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Item 1.01. Entry into Material Definitive Agreement

On December 22, 2014, the Company completed the acquisition of Federal Technology Agency, Inc., a Delaware corporation (“FTA”), through the purchase of 7,000 shares of FTA common stock representing 70% of the issued and outstanding capital stock of FTA (the “Transaction”) pursuant to that certain Stock Purchase Agreement (the “FTA Stock Purchase Agreement”) dated December 22, 2014, by and among the Company and Roger Ng (the “Seller”), an individual resident of the State of California and a shareholder of FTA. As a result of the Transaction, FTA became a majority owned subsidiary of the Company.

In connection with the Transaction, on December 22, 2014, FTA entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Carlos Guillermo López Martínez (“the Consultant”), the former Chief Executive Officer, Secretary and Director of FTA. Under the terms of the Consulting Agreement, FTA engaged the Consultant to provide services as a management consultant of FTA and to perform such other services as may be required and requested by FTA. The term of the Consulting Agreement is for one year, and either party may terminate the Consulting Agreement upon five days written notice to the other party. The Consulting Agreement specifies that the Consultant may be terminated for cause. In accordance with the terms of the Consulting Agreement, the Consultant will receive compensation in the amount of $100 per hour for services provided.

Copies of the FTA Stock Purchase Agreement and the Consulting Agreement are filed as Exhibits to this Current Report and are referenced in Item 9.01 below. Also, see Item 2.01.

Item 2.01. Completion of Acquisition or Disposition of Assets

Acquisition of Federal Technology Agency, Inc.

On December 22, 2014, the Company entered into a Stock Purchase Agreement with Roger Ng, majority shareholder of FTA and completed its acquisition of FTA through its purchase of 7,000 shares of FTA common stock representing seventy (70%) percent of the issued and outstanding capital stock of FTA. As a result of the Transaction, FTA became a majority owned subsidiary of the Company. The entry into the Stock Purchase Agreement was approved by Unanimous Written Consent of the Board of Directors of the Company without a meeting on December 19, 2014.

In accordance with terms of the FTA Stock Purchase Agreement, the purchase price paid by the Company at closing for 7,000 shares of FTA common stock representing seventy (70%) percent of the issued and outstanding capital stock of FTA consisted of $210,000 worth of restricted common shares of the Company, $5,000 worth of the Company’s Series B Preferred Stock and a common stock purchase warrant to purchase up to an aggregate of ten (10%) percent of the Company’s outstanding common stock having an exercise price equal to seventy five (75%) percent of the volume weighted average closing price per shares of the Company’s common stock for the five (5) trading days immediately preceding the Company’s receipt of FTA’s notice of exercise of the Warrant, which may be exercised in whole or in part, at any time and from time to time from and after six (6) months from the date of the closing but shall expire after twenty four (24) months from the date of the closing and such exercise shall not result in the Seller possessing in excess of 9.9% of the outstanding common shares issued.

Following the closing of the Transaction, there was no change in the executive officers and directors of the Company. In connection with the Transaction, Mr. Carlos López resigned as the Chief Executive officer, Secretary and Director of FTA, and the following person were appointed to serve as executive officer and director of FTA:

•

Abraham Dominguez Cinta was appointed to fill the position of FTA’s Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and President and to serve as a member of FTA’s Board of Directors;

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Mr. Carlos López was retained as a consultant of FTA in accordance with the terms of the Consulting Agreement as described in Item 1.01 above.

Neither management of the Company nor FTA or Mr. Carlos López had any prior relationships with each other.

As a result of the Transaction, as of December 22, 2014, there were 1,438,200 shares of Common Stock issued and outstanding and 111 shares of our Series B Preferred Stock issued and outstanding.

The foregoing summary of the FTA Stock Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the FTA Stock Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

FORM 10 DISCLOSURE

As disclosed in Item 2.01 Completion of Acquisition or Disposition of Assets, on December 22, 2014, the Company completed the Transaction pursuant to the terms of the FTA Stock Purchase Agreement and FTA became our majority owned subsidiary. Pursuant to Item 2.01(f) of Form 8-K, which states that if the Registrant was a shell company, as the Company was prior to the acquisition of FTA disclosed under Item 2.01, then the Registrant must disclose the information that would be required if the Registrant were filing a general form for the registration of securities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on United States Securities and Exchange Commission (the “Commission”) Form 10.

Accordingly, we are providing below the information that would be included in a Form 10 Registration Statement. Please note that the information provided below relates to the combined enterprises after the Transaction with FTA, except that information relating to periods prior to the date of the Transaction only relate to FTA, unless otherwise specifically indicated.

In satisfaction of disclosure requirements of subpart (f) of this Item 2.01, the following reports previously filed with the Commission on the dates indicated, are incorporated herein by reference into this Current Report:

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed April 14, 2014;

•	The Company’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2014, and June 30, 2014, filed November 6, 2014, and August 19, 2014, respectively; and

•	The Company’s Current Reports on Form 8-K filed with the Commission on May 01, 2014, May 21, 2014, August 04, 2014, and September 24, 2014;

DESCRIPTION OF GO EZ CORPORATION AND FEDERAL TECHNOLOGY AGENCY, INC.

Organization and Corporate History

Go Ez Corporation (“the Company”) was incorporated on April 19, 1979, as Energy Recovery Corporation in the State of Delaware for the purpose of providing accounting, personnel recruiting and general business consulting. The business operations were unsuccessful and were ceased in 1989. Since that time, the Company has not conducted business operations and is considered to be a Development Stage Company. The Company changed its name to E.R.C. Energy Recovery Corporation on August 31, 1979 and to Go Ez Corporation on May 7, 2014.

The Company was not successful in implementing the former business plan primarily because of our inability to secure sufficient financing. In May 2014, Company management decided to develop a plan for entering the internet technology services industry. In May 2014, we changed our name to “Go Ez Corporation” to better reflect this new direction for the Company and began to pursue acquisitions of providers of internet technology services. Following the Transaction described above in Item 2.01, we assumed the business operations of FTA as more specifically set forth in this Current Report, and in accordance with the new direction of the Company. This is the first acquisition by the Company that is aligned with the new business model and plan.

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Business

Federal Technology Agency, Inc. was incorporated on November 26, 2013 in Delaware. FTA’s principal business activity is the development of internet technology. Internet technology services include framework design, development, implementation, testing and other similar services.

Principal Services

FTA’s current principal service that is provided is the development of internet technology services such as full unit testing, framework design, development, implementation, and testing to internet services companies.

Full Unit Testing

Software testing method by which individual units of source code, sets of one or more computer program modules together with associated control data, usage procedures, and operating procedures, are tested to determine whether they are fit for use.

Framework

A layered structure indicating what kind of programs can or should be built and how they would interrelate. Examples include: resource description framework; internet business framework; send policy framework; and Zachman framework etc.

Quality Assurance (QA) Testing

Quality assurance testing is the systematic process of reducing risk of application failures.

Customers

FTA’s has a contract with CyberCoders, Inc., a subsidiary of On Assignment Inc., to provide services to customers such as Apple, Inc.

The primary services provided to customers include: full unit testing; framework for computer systems; and Quality Assurance testing and automated test generation.

Distribution Method

FTA offers their services through CyberCoders, Inc., a subsidiary of On Assignment Inc., a leading global provider of in-demand, skilled professionals that place FTA with clients in need of our internet technology services.

FTA does not employ a sales force nor pays for any advertisements.

Consulting Agreements

On July 8, 2014, the Company executed a Consulting Agreement with Golden Valley Development Inc. (“GVDI”). This Consulting Agreement provided for GVDI to render monthly technical services for the Company, including outsource programming, technical consulting, staff management, and website services, and to be compensated by the Company with an initial setup fee of $5,000 and at a rate of $35 per hour for a minimum of 40 hours per month. This Consulting Agreement also provided that the Company could terminate this Agreement upon 10 days written notice to GVDI. For the three months July 2014, August 2014, and September 2014, GVDI invoiced the Company a total of $58,165 for services pertaining to this Consulting Agreement. To date, $38,355 of the $58,165 invoiced by GVDI and expensed by the Company has not yet been paid pending GVDI’s completion of contracted services.

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On November 8, 2014, the Company executed another Consulting Agreement with GVDI. This Consulting Agreement provides for GVDI to develop for the Company a Carbon Credit platform application that utilizes Apple Pay as the main payment method, and to be compensated by the Company with an initial setup fee of $5,000 and at a rate of $20,000 per month for a minimum of 300 working hours per month, and at a rate of $35 per hour for hours over 300 hours per month. This Consulting Agreement also provides that the Company may terminate this Agreement upon 10 days written notice to GVDI. To date, the project services outlined in this Consulting Agreement have not yet commenced and accordingly no expense relating to this Consulting Agreement has been recorded in the accompanying financial statements for the periods presented.

Sources and availability of raw materials and the names of principal suppliers

N/A

Industry Background and Competition

Internet Technology Market and Operating Environment

As the internet is becoming more and more important, it has become intertwined with the everyday lifestyle of the current century. Internet technology that facilitates and improves the convenience and lifestyle of the user has become a trend in recent times. Worldwide IT spending is projected to total $3.8 trillion in 2014, a 3.1 percent increase from the 2013 spending of $3.7 trillion, according to the latest forecast by Gartner, Inc.

The spread and infiltration of broadband coupled with advancements in technology are expediting the ability of internet users to able to access a different variety of online sites and content, which fuels the generation of revenue for Internet service providers. Free internet services sector has gradually transformed into a fee-based model, as internet users are becoming more willing to pay for services and content of which they want.

The internet technology market is highly competitive, with low barriers to entry and we can expect more companies to enter the sector. FTA’s competitors that provide internet technology services vary in size and include publicly-traded companies. Most of these companies have significantly greater financial and other resources than us and have been developing their products and services longer than we have been developing ours.

Business Strategy

The Company’s business plan is based principally on the achievement of increasing its customer base as well as continued growth through a series of targeted acquisitions of carefully selected businesses in order to create a platform that is designed with the intent of building a globally integrated business that unifies the rapidly emerging internet technology industry. If the Company is successful in creating this platform, it believes it will benefit from having developed the ability to concentrate people and resources, share knowledge and best practices and realize other cost driven synergies.

Governmental Regulation on Our Business

At present, FTA operates out of the State of California, and there is currently no legislation that has been enacted or whether any bill is pending that affect the provision of our services in the internet technology industry.

Insurance

FTA does not currently carry any kind of product liability or other business insurance.

Patents, Trademarks and Licenses

FTA does not own, either legally or beneficially, any patent, trademark or license.

Research and Development Expenditures

FTA has not incurred any research or development expenditures to date.

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Facilities

The Company has not had a need to rent office space. An officer/shareholder of the Company is allowing the Company to use his office as a mailing address, as needed, at no expense to the Company. GoEz is currently operating at 101 First Street #493, Los Altos, CA 94022. FTA is currently operating at 1047 Amarillo Avenue, Palo Alto, CA, 94303 at a monthly rent of $1,165.

We have no other facilities.

Employees

The Company currently has no employees and the technical work is executed by a shareholder, Mr. Benedict Chen (Mr. Chen).

The Company engages contractors from time to time to consult with us on specific tasks.

FTA is managed by Mr. Carlos Guillermo López Martínez under the terms of the Consulting Agreement entered into and described more fully in Item 1.01 above. FTA’s work force consists entirely of independent contractors and it does not presently employ any full-time employees.

Employment Agreements

The Company has no written employment agreements with its officers. Effective July 2014, the Company began to pay a quarterly salary of $4,000 to Benedict Chen. For the eleven months ended November 30, 2014, the Company has expensed $6,667 of salaries under this arrangement which is included in ‘Salaries, Payroll Taxes, and Fringe Benefits” in the accompanying Statements of Operations.

Subsidiaries

As described above, FTA became the majority owned subsidiary of the Company following the Company’s acquisition of 7,000 shares of FTA common stock representing seventy (70%) percent of the issued and outstanding capital stock of FTA.

Legal Proceedings

The Company is not aware of any pending legal proceedings against it.

RISK FACTORS

The following are certain identifiable risk factors for our business operations. Risk factors related to our former business operations have been excluded but can be found in prior filings with the SEC.

An investment in the Company’s common stock involves a high degree of risk. You should carefully consider the risks and uncertainties described below and all other information contained in this Current Report before deciding to invest in shares of our common stock. While all risks and uncertainties that the Company believes to be material to its business and therefore the value of our common stock are described below, it is possible that other risks and uncertainties that affect our business will arise or become material in the future. If we are unable to effectively address these risks and uncertainties, our business, financial condition or results of operations could be materially and adversely affected. In this event, the value of our common stock could decline and you could lose part or all of your investment.

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Risks Associated With Our Business and Industry

We have no operating history.

The Company was incorporated on April 19, 1979 in the State of Delaware. Our subsidiary, FTA was incorporated on November 26, 2013. We acquired 7,000 shares of FTA common stock representing seventy (70%) percent of the issued and outstanding capital stock of FTA on December 22, 2014. To date, we have engaged primarily in finalizing our business plan, developing our products and services, establishing the corporate and other formalities necessary to begin operations, and negotiating acquisitions and relationships with strategic business partners. Prior to our acquisition of FTA, FTA had limited operating history, since it commenced operations in November 2013. Accordingly, we have minimal operating history on which to base an evaluation of our business and prospects. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stages of development. We cannot assure you that we will be successful in addressing the risks we may encounter, and our failure to do so could have a material adverse effect on our business, prospects, financial condition and results of operations.

Investors may lose their entire investment if we are unable to continue as a going concern.

We cannot guarantee that we will be successful in our future operations. We have incurred net losses since our inception and expect to continue to do so for the foreseeable future. Our independent registered public accounting firm has expressed substantial doubt about our ability to continue as a going concern in the independent registered public accounting firm’s report to the financial statements. If our business fails, the investors in may face a complete loss of their investment.

We may not be able to attain profitability without additional funding, which may be unavailable.

We have limited capital resources and, since our inception, have incurred a net loss and negative cash flows. In the event our cash resources are insufficient to continue operations, we intend to raise additional capital through offerings and sales of equity or debt securities. Unless we begin to generate sufficient revenues from our business to finance our ongoing operations, we may experience liquidity and solvency problems. Such liquidity and solvency problems may force us to go out of business if additional financing is not available. We have no intention of liquidating. However, in the event we are unable to raise sufficient funds, we will be forced to go out of business and will be forced to liquidate. A possibility of such outcome presents a risk of complete loss of investment in our common stock.

Because of competitive pressures from competitors with more resources, we may be unable to compete effectively.

The market for customers is regionally competitive and such competition is expected to continue to increase. Practically all of our existing competitors have longer operating histories, greater name recognition and market presence, larger customer bases, greater technical and marketing resources and significantly greater financial and operational resources than us, which may allow them to reduce prices in order to expand sales volume or win competitive bid projects. Such competitors are apt to undertake more extensive marketing and advertising efforts and make more attractive offers to potential employees and customers. As a result of these factors, we may have difficulty competing effectively from time to time or in certain markets.

We might be subject to increased competition due to new competitors entering the marketplace.

The internet technologies market is highly fragmented with virtually no barriers to entry. Accordingly, there is a risk that we will be squeezed out of the market by one, or more, of our competitors that are offering the same low-tech solutions on more attractive commercial terms.

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Failure by us to respond to changes in consumer preferences could result in lack of sales revenues and may force us out of business.

The market for our service is characterized by rapidly changing technology, evolving industry standards, changing customer needs and frequent changes in technology. Our future success will depend on our ability to enhance our current services, advertise and market our services and respond to emerging industry standards and other technological changes on a timely and cost effective basis. There can be no assurance that we will be successful in enhancing our existing service offerings on a timely basis or that any new enhancements will achieve market acceptance. If we fail to anticipate or respond adequately to changes in technology and customer preferences these events could have a material adverse effect on our business, financial condition and results of operation.

Risks related to internet technology firms

The market in which we are operating is highly competitive, and many of our competitors have significantly greater resources than we do.

The development, distribution and sale of internet technologies are a highly competitive business. We compete primarily on the basis of brand, quality and price. We also compete for experienced and talented employees.

Industry competitors have several advantages over our company either globally or in particular geographic markets, include the following:

•	Greater revenues and financial resources

•	Stronger brand and consumer recognition regionally or worldwide

•	The capacity to leverage their marketing expenditures more effectively.

•	More substantial intellectual property of their own from which they can develop internet technologies without having to pay royalties

•	Pre-existing relationships that afford them access to intellectual property while blocking the access of competitors to that same intellectual property

•	Greater resources to make acquisitions

•	Lower labor and development costs

•	Broader global distribution and presence

Internet technology tastes are continually changing and are often unpredictable; if we fail to develop and publish new internet technologies our sales will suffer.

Our success depends, in part, on unpredictable and volatile factors beyond our control. If our firm’s service offerings are not responsive to the requirements of our users, or they are not brought to market in a timely and effective manner, our business, operating results and financial condition would be harmed.

Business and growth may suffer if we are unable to hire and retain key personnel, who are in high demand. In our industry, an important challenge is related to the hiring of trained employees because there is an important competition to hire them with different competitors. The loss of the services of any of our executive officers or other key employees could hurt our business. We plan to sign non-competition agreements with our key employees in order to avoid any vulnerability to competitors.

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Our future success also depends on our ability to identify, attract and retain highly skilled technical, managerial, finance, marketing and creative personnel. We are facing intense competition for qualified individuals from numerous technology and marketing companies. Qualified individuals are in high demand, and we may incur significant costs to attract them. We may be unable to attract and retain suitably qualified individuals who are capable of meeting our growing creative, operational and managerial requirements, or may be required to pay increased compensation in order to do so.

If we do not adequately protect our intellectual property rights or know how, it may be possible for third parties to obtain and improperly use our intellectual property and our competitive position may be adversely affected.

Our intellectual property or know how is an essential element of our business. Monitoring unauthorized use of our internet technologies and know how is difficult and costly, and we cannot be certain that the steps they’ve taken will prevent piracy and other unauthorized distribution and use of our internet technology offerings.

Defects in our internet technology service offerings and the technology powering our custom development services may adversely affect our business.

Tools, codes, subroutines and processes contained within our internet technologies or the technology powering our custom development services may contain defects when introduced and also when updates and new versions are released. Our introduction of internet technologies or custom development services with defects or quality problems may result in adverse publicity, product returns, reduced orders, uncollectible or delayed accounts receivable, product and service redevelopment costs, loss of or delay in market acceptance of our products and services or claims by customers or others against us. Such problems or claims may have a material and adverse effect on our business, prospects, financial condition and results of operations.

If our security measures are breached and unauthorized access is obtained to a customer’s data or our data, our service may be perceived as not being secure, customers may curtail or stop using our service and we may incur significant legal and financial exposure and liabilities.

Our service involves the storage and transmission of customers’ proprietary information, and security breaches could expose us to a risk of loss of this information, litigation and possible liability. These security measures may be breached as a result of third-party action, employee error, malfeasance or otherwise, during transfer of data to additional data centers or at any time, and result in someone obtaining unauthorized access to our data or our customers’ data. Additionally, third parties may attempt to fraudulently induce employees or customers into disclosing sensitive information such as user names, passwords or other information in order to gain access to our data or our customers’ data. Because the techniques used to obtain unauthorized access, or to sabotage systems, change frequently and generally are not recognized until launched against a target, we may be unable to anticipate these techniques or to implement adequate preventative measures. Any security breach could result in a loss of confidence in the security of our service, damage our reputation, lead to legal liability and negatively impact our future sales.

Weakened global economic conditions may adversely affect our industry, business and results of operations.

Our overall performance depends in part on worldwide economic conditions. The United States and other key international economies have been impacted by a severe recession, characterized by falling demand for a variety of goods and services, restricted credit, going concern threats to financial institutions, major multinational companies and medium and small businesses, poor liquidity, declining asset values, reduced corporate profitability, extreme volatility in credit, equity and foreign exchange markets and bankruptcies. These conditions affect the rate of information technology spending and could adversely affect our customers’ ability or willingness to purchase and utilize our internet technology service offerings. In addition, in a weakened economy, companies that have competing products may reduce prices which could also reduce our average selling prices and harm our operating results.

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We may become subject to government regulation and legal uncertainties that could reduce demand for our products and services or increase the cost of doing business, thereby adversely affecting our financial results.

We are not currently subject to direct regulation by any domestic or foreign governmental agency, other than regulations applicable to businesses generally and laws or regulations directly applicable to Internet services. However, due to the increasing popularity and use of internet technologies, it is possible that a number of laws and regulations may become applicable to us or may be adopted in the future with respect to internet technologies covering issues such as:

•	User privacy

•	Taxation

•	Right to access personal data

•	Copyrights

•	Distribution

•	Characteristics and quality of services

Our business is dependent on the strength of the industry, which could be both cyclical and seasonal.

The internet technologies industry is relatively new and it is difficult to predict with any accuracy any correlation to economic growth or seasonality. Also, when general national and global economic conditions are or are perceived to be weak, there is typically less consumer purchasing and utilization of new internet technologies, which could lead to less demand for our internet technology service offerings. A decrease in the current level of demand or disappointing job growth could adversely affect the business.

Natural disasters and other events beyond our control could materially adversely affect us.

Natural disasters or other catastrophic events may cause damage or disruption to our operations, international commerce and the global economy, and thus could have a strong negative effect on us. Our business operations are subject to interruption by natural disasters, fire, power shortages, pandemics and other events beyond our control. Although we maintain crisis management and disaster response plans, such events could make it difficult or impossible for us to deliver our services to our customers, and could decrease demand for our services. Our financial condition and operating results could be materially adversely affected in the event of a major natural disaster or other catastrophic events beyond our control.

In order to increase our revenues, we believe we must further expand our business operations. We cannot assure you that our internal growth strategy will be successful which may result in a negative impact on our growth, financial condition, results of operations and cash flow.

In order to maximize the potential growth in our current and potential markets, we believe that we must further expand the scope of our services in the internet technology industry. One of our strategies is to grow internally through increasing the customers we target for adoption of our service offerings, and refurbishing business and entering new geographic markets in the United States and globally through targeted acquisitions. However, many obstacles to this expansion exist, including, but not limited to, our need to secure sufficient financing and growth capital to implement this growth strategy, increased competition from similar businesses, international trade and tariff barriers, unexpected costs, strain on internal resources, laws and regulations in each jurisdiction we plan to do business, and costs associated with marketing efforts. We cannot, therefore, assure you that we will be able to successfully overcome such obstacles and establish our services in any additional markets and achieve our growth plans. Our inability to implement this internal growth strategy successfully may have a negative impact on our growth, future financial condition, results of operations or cash flows.

In addition to our internal growth strategy, we may grow through strategic acquisitions. We cannot assure you that our acquisition growth strategy will be successful resulting in our failure to meet growth and revenue expectations.

We also intend to pursue opportunities to acquire businesses in the United States and globally that are complementary or related to internet technologies. However, we may not be able to locate suitable acquisition candidates at prices that we consider appropriate or to finance acquisitions on terms that are satisfactory to us. If we do identify an appropriate acquisition candidate, we may not be able to negotiate successfully the terms of an acquisition, or, if the acquisition occurs, integrate the acquired business into our existing business. Acquisitions of businesses or other material operations will likely require us to secure debt financing or equity financing, resulting in leverage or dilution of ownership. However, there are no assurances that future funding will be available on favorable terms or at all. If additional funding is not obtained, we may need to reduce, defer or cancel development programs, planned initiatives or overhead expenditures, to the extent necessary. The failure to fund our capital requirements would have a material adverse effect on our business, financial condition and results of operations. Moreover, the identification and completion of these acquisitions may require us to expend significant management time and effort and other resources. Integration of acquired business operations could also disrupt our business by diverting management away from day−to−day operations. The difficulties of integration may be increased by the necessity of coordinating geographically dispersed organizations, integrating personnel with disparate business backgrounds and combining different corporate cultures.

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As we acquire companies or technologies in the future, they could prove difficult to integrate, disrupt our business, dilute stockholder value and adversely affect our operating results and the value of your investment.

As part of our business strategy, we regularly evaluate investments in, or acquisitions of, complementary businesses, joint ventures, services and technologies, and we expect that periodically we will continue to make such investments and acquisitions in the future. Acquisitions and investments involve numerous risks, including:

•	the potential failure to achieve the expected benefits of the combination or acquisition;

•	difficulties in and the cost of integrating operations, technologies, services and personnel;

•	diversion of financial and managerial resources from existing operations;

•	risk of entering new markets in which we have little or no experience;

•	potential write-offs of acquired assets or investments;

•	potential loss of key employees;

•	inability to generate sufficient revenue to offset acquisition or investment costs;

•	the inability to maintain relationships with customers and partners of the acquired business;

•	the difficulty of incorporating acquired technology and rights into our products and services and of maintaining quality standards consistent with our brand;

•	potential unknown liabilities associated with the acquired businesses;

•	unanticipated expenses related to acquired technology and its integration into existing technology;

•

negative impact to our results of operations because of the depreciation and amortization of amounts related to acquired intangible assets, fixed assets and deferred compensation, and the loss of acquired deferred revenue;

•	delays in customer purchases due to uncertainty;

•	the need to implement controls, procedures and policies appropriate for a public company at companies that prior to the acquisition lacked such controls, procedures and policies; and

•	challenges caused by distance, language and cultural differences.

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In addition, if we finance acquisitions by issuing additional convertible debt or equity securities, our existing stockholders may be diluted which could affect the market price of our stock. Further, if we fail to properly evaluate and execute acquisitions or investments, our business and prospects may be seriously harmed and the value of your investment may decline.

Our business will be harmed if we are unable to manage growth.

Our business may experience periods of rapid growth that will place significant demands on our managerial, operational and financial resources. In order to manage this possible growth, we must continue to improve and expand our management, operational and financial systems and controls. We will need to expand, train and manage our employee base and/or retain qualified contractors. No assurances can be given that we will be able to timely and effectively meet such demands.

Our internal controls may be inadequate, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. As defined in Exchange Act Rule 13a-15(f), internal control over financial reporting is a process designed by, or under the supervision of, the principal executive and principal financial officer and effected by the board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the

Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements. Our internal controls may be inadequate or ineffective, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public. Investors relying upon this misinformation may make an uninformed investment decision.

The costs and expenses of SEC reporting and compliance may inhibit our operations.

The costs of complying with the SEC reporting requirements may be substantial. In the event we are unable to establish a base of operations that generate sufficient cash flows or cannot obtain additional equity or debt financing, the costs of maintaining our status as a reporting entity may inhibit out ability to continue our operations.

Our success is dependent upon a limited number of people.

The ability to identify, negotiate and consummate transactions that will benefit us is dependent upon the efforts of our management team. The loss of the services of any member of our management could have a material adverse effect on us.

We may not be able to attract and retain qualified personnel necessary for the implementation of our business strategy.

Our future success depends largely upon the continued service of board members, executive officers and other key personnel. Our success also depends on our ability to continue to attract, retain and motivate qualified personnel. Our personnel represent a significant asset, and the competition for such personnel is intense in the industry. We may have particular difficulty attracting and retaining key personnel in the initial phases of our operations.

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As some of our officers and directors are located outside of the United States, you may have no effective recourse against us or our management for misconduct and may not be able to enforce judgment and civil liabilities against our officers, directors, experts and agents.

Some of our directors and officers are nationals and/or residents of countries other than the United States, and all or a substantial portion of such persons’ assets are located outside the United States. As a result, it may be difficult for investors to enforce within the United States any judgments obtained against some of our officers or directors, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state thereof.

Indemnification of officers and directors.

Our Certificate of Incorporation and Bylaws contain broad indemnification and liability limiting provisions regarding our officers, directors and employees, including the limitation of liability for certain violations of fiduciary duties. Our stockholders therefore will have only limited recourse against the individuals.

Risks Associated with the Acquisition of FTA

It is uncertain whether FTA can maintain its current customer base.

FTA negotiates its services on a case-by-case basis. Customers may choose to use services from companies other than FTA. Such actions will adversely affect FTA’s financial condition and results of operations.

FTA’s operational and financial systems are unsophisticated.

FTA has very recently introduced a measure of automation into its operational and financial systems to eliminate manual books and records. This has entailed a significant change for management and the work force. To the extent that new IT-based systems are not properly maintained and updated because of a lack of diligence or knowledge on the part of the operators, FTA’s business is likely to be adversely affected.

The floating conversion price for our Series B Convertible Preferred Stock may lead to significant shareholder dilution and a corresponding drop in the market price of common stock.

Our Series B Convertible Preferred Stock is convertible into our common stock at a “floating” conversion price. This conversion price adjusts according to the market price of our common stock. If the market price of our common stock declines, the Series B Convertible Preferred Stock will be convertible into a greater number of shares of common stock, which has the effect of diluting the ownership interest of all other holders of common stock. If the market price of our common stock were to decline significantly, this dilution could be substantial.

Furthermore, any dilution may cause the market price of the common stock to decline further, resulting in additional dilution and a continued potential adverse effect on the common stock price thereafter. To the extent that the holders of our Series B Convertible Preferred Stock convert part of their Series B Convertible Preferred Stock and sell the common stock into the market, this could result in an imbalance of supply and demand for our common stock and reduce its price. Because the lower limit on the floating conversion price is very low - $0.001 per share - these series of events could lead to a vicious cycle, driving the market price of the common stock downward until it reaches that lower limit. Until it reaches that lower limit, the further the market price of our common stock declines, the further the floating conversion price will fall and the greater the number of shares we will have to issue upon conversion.

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In addition to affecting the market price of our common stock and diluting the value of each share of common stock for existing shareholders, the floating conversion price and the effects that it may have may also make it more difficult for us to raise capital in the future, which could adversely affect our ability to operate or grow our business.

Conversion Limitations on Our Preferred Stock May be Waived, Permitting a Change in Control of the Company.

Because the Subscription Agreement for the Series B Convertible Preferred Stock contains “blocker” provisions, the number of shares of common stock into which our Series B Convertible Preferred Stock is convertible is currently limited to 9.9% of the outstanding shares of our common stock based on the subscription agreement.

If we issue shares of preferred stock with superior rights as compared to our common stock, it could result in the decrease the value of our common stock.

Our board of directors is authorized to issue up to 100,000,000 shares of preferred stock. Our board of directors has the power to establish the dividend rates, liquidation preferences, voting rights, redemption and conversion terms and privileges with respect to any series of preferred stock. The issuance of any shares of preferred stock having rights superior to those of the common stock may result in a decrease in the value or market price of the common stock. Holders of preferred stock may have the right to receive dividends, certain preferences in liquidation and conversion rights.

We have additional securities available for issuance, which, if issued, could adversely affect the rights of the holders of our common stock.

Our Articles of Incorporation authorize the issuance of 800,000,000 shares of our common stock and 100,000,000 shares of preferred stock. The common stock or preferred stock can be issued by our board of directors, without stockholder approval. Any future issuances of our common stock would further dilute the percentage ownership of our common stock held by public stockholders.

Trading on the over-the-counter market may be volatile and sporadic, which could depress the market price of our common stock and make it difficult for our stockholders to resell their shares.

Our common stock is quoted on the over-the-counter market of the Financial Industry Regulatory Authority (the “OTCQB”). Trading in stock quoted on the OTCQB is often thin and characterized by wide fluctuations in trading prices, due to many factors that may have little to do with our operations or business prospects. This volatility could depress the market price of our common stock for reasons unrelated to operating performance. Moreover, the OTCQB is not a stock exchange, and trading of securities on the OTCQB is often more sporadic than the trading of securities listed on a quotation system like Nasdaq or a stock exchange like Amex. These factors may result in investors having difficulty reselling any shares of our common stock.

Because our common stock is quoted and traded on the OTCQB, short selling could increase the volatility of our stock price.

Short selling occurs when a person sells shares of stock which the person does not yet own and promises to buy stock in the future to cover the sale. The general objective of the person selling the shares short is to make a profit by buying the shares later, at a lower price, to cover the sale. Significant amounts of short selling, or the perception that a significant amount of short sales could occur, could depress the market price of our common stock. In contrast, purchases to cover a short position may have the effect of preventing or retarding a decline in the market price of our common stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of our common stock. As a result, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the OTCQB or any other available markets or exchanges. Such short selling if it were to occur could impact the value of our stock in an extreme and volatile manner to the detriment of our shareholders.

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Our stock price is likely to be highly volatile because of several factors, including a limited public float.

The market price of our common stock is likely to be highly volatile because there has been a relatively thin trading market for our stock, which causes trades of small blocks of stock to have a significant impact on our stock price. You may not be able to resell shares of our common stock following periods of volatility because of the market’s adverse reaction to volatility.

Other factors that could cause such volatility may include, among other things:

•	potential investigations, proceedings or litigation that involves or affects us;

•	risk that we will not be able to remediate identified material weaknesses in our internal control over financial reporting and disclosure controls and procedures;

•	risks related to failure to obtain adequate financing on a timely basis and on acceptable terms for our planned exploration and development projects;

•	actual or anticipated fluctuations in our operating results;

•	the absence of securities analysts covering us and distributing research and recommendations about us;

•	we expect our actual operating results to continue to fluctuate;

•	we may have a low trading volume for a number of reasons, including that a large amount of our stock is closely held;

•	overall stock market fluctuations;

•	economic conditions generally and in the internet technology industries in particular;

•	announcements concerning our business or those of our competitors or vendors;

•	our ability to raise capital when we require it, and to raise such capital on favorable terms;

•	changes in financial estimates by securities analysts or our failure to perform as anticipated by the analysts;

•	conditions or trends in the industry;

•	changes in market valuations of other similar companies;

•	announcements by us or our competitors of significant contracts, acquisitions, strategic partnerships or joint ventures;

•	future sales of common stock;

•	actions initiated by the SEC or other regulatory bodies;

•	existence or lack of patents or proprietary rights;

•	departure of key personnel or failure to hire key personnel; and

•	general market conditions.

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Any of these factors could have a significant and adverse impact on the market price of our common stock. In addition, the stock market in general has at times experienced extreme volatility and rapid decline that has often been unrelated or disproportionate to the operating performance of particular companies. These broad market fluctuations may adversely affect the trading price of our common stock, regardless of our actual operating performance.

Because the SEC imposes additional sales practice requirements on brokers who deal in our shares that are penny stocks, some brokers may be unwilling to trade them. This means that you may have difficulty in reselling your shares and may cause the price of the shares to decline.

Our stock is a penny stock. The SEC has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations and the broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in, and limit the marketability of, our common stock.

In addition to the “penny stock” rules promulgated by the SEC, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative, low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock.

Our Securities not currently eligible for sale under Rule 144 and any future sales of our securities may be adversely affected by our failure to file all reports required by the Exchange Act.

Rule 144 as promulgated under the Securities Act is not available for the resale of securities initially issued by a shell company (reporting or non-reporting) or a former shell company, unless certain conditions are satisfied. We are a former shell company. As a result, our securities cannot be resold under Rule 144 unless certain conditions are met. These conditions are:

•	the issuer of the securities has ceased to be a shell company;
•	the issuer is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act;
•	the issuer has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months, other than Form 8-K reports; and
•	one year has elapsed since the issuer has filed current ‘‘Form 10 information’’ with the Commission reflecting its status as an entity that is no longer a shell company.

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This Current Report contains Form 10 information reflecting our status as an entity that is no longer a shell company, but one year must elapse from the filing date of this Current Report in order for our securities to be eligible for sale under Rule 144, provided the other conditions set forth above are satisfied. No assurance can be provided that we will be compliant with these conditions. If after one year has elapsed from the filing date of this Current Report we, as a former shell company, ever fail to file all reports and other materials required to be filed by Section 13 or 15 (d) of the Exchange Act, as applicable, during the preceding 12 months, our securities will not be eligible to be resold under Rule 144.

While our shares are quoted on the OTCQB, we are required to remain current in our filings with the SEC and our securities will not be eligible for quotation if we are not current in our filings with the SEC.

While the common stock is quoted on the OTCQB, we will be required to remain current in our filings with the SEC in order for shares of the common stock to be eligible for quotation on the OTCQB. In the event that we become delinquent in our required filings with the SEC, quotation of the common stock will be terminated following a 30 day grace period if we do not make our required filing during that time. If the common stock is not eligible for quotation on the OTCQB, investors in the common stock may find it difficult to sell their shares.

We have never paid dividends and have no plans to in the future.

Holders of shares of our common stock are entitled to receive such dividends as may be declared by our board of directors. To date, we have paid no cash dividends on our shares of common stock and we do not expect to pay cash dividends on our common stock in the foreseeable future. We intend to retain future earnings, if any, to provide funds for operation of our business. Therefore, any return to investors in our common stock will have to be in the form of appreciation, if any, in the market value of their shares of common stock.

PROPERTIES

FTA operates from a 1,788 square foot leased unit of a residential type construction at 1047 Amarillo Avenue, Palo Alto, California. There are no agreements between FTA and Mr. Chen, the lessor, with an option of FTA to terminate the lease with 10 days’ notice. The monthly rental is approximately $1,165. Because the business is growing, there is a need for more space to expand its footprint at its current location. As a result of the above mentioned lease, we believe that sufficient space is available to meet the business’s current needs.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceeding and, to the knowledge of our management; no federal, state or local governmental agency is presently contemplating any proceeding against us. No director, executive officer or affiliate of ours or owner of record or beneficially of more than 5% of our common stock is a party adverse to us or has a material interest adverse to us in any proceeding.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

There is no “established trading market” for our shares of common stock. Commencing on or about June 11, 2008, our shares of common stock were listed on the OTC Bulletin Board of the Financial Industry Regulatory Authority, Inc. (“FINRA”) under the symbol “ERCX”. The Company changed its stock symbol on June 9, 2014 and its shares of common stock are now listed with the OTCQB of the Financial Industry Regulatory Authority, Inc. (“FINRA”) under the symbol “GEZC”; however, management does not expect any established trading market to develop in our shares of common stock unless and until we have material operations. In any event, no assurance can be given that any market for our common stock will develop or be maintained. If a public market ever develops in the future, the sale of shares of our common stock that are deemed to be “restricted securities” pursuant to Rule 144 of the SEC by members of management or others may have a substantial adverse impact on any such market. With the exception of the shares outlined below under the heading “Recent Sales of Unregistered Securities; Use of Proceeds from Registered Securities,” all current holders of shares of our common stock have satisfied the six-month holding period requirement of Rule 144; these listed persons’ shares are subject to the resale limitations outlined below under the heading “Rule 144.”

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Our common stock is quoted on the OTCQB tier of the OTC Markets Group under the symbol “GEZC”. The OTCQB is an inter-dealer quotation and trading system and only market makers can apply to quote securities on the OTCQB. Trading in our common stock on the OTCQB has been limited and sporadic and the quotations set forth below are not necessarily indicative of actual market conditions. Further, as set forth below are the high and low closing bid prices for our common stock for each quarter of 2013 and the first 3 quarters of 2014. All prices listed herein reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not represent actual transactions. Quotations for our common stock only commenced at the end of the third quarter of 2008.

Period	High	Low

January 1, 2013 through March 31, 2013	$0.20	$0.20

April 1, 2013 through June 30,2013	$0.20	$0.20

July 1, 2013 through September 30, 2013	$0.25	$0.20

October 1, 2013 through December 31, 2013	$0.25	$0.25

January 1, 2014 through March 31, 2014	$0.10	$0.10

April 1, 2014 through June 30,2014	$3.20	$0.10

July 1, 2014 through September 30, 2014	$4.25	$3.20

Agreements to Register

Not applicable.

Holders

As of December 23, 2014 there were 404 holders of record of our common stock.

Shares Eligible for Future Sale.

In general, under Rule 144 as currently in effect, any of our affiliates and any person or persons whose sales are aggregated with our affiliates, who has beneficially owned his or her restricted shares for at least six months, may be entitled to sell in the open market within any three-month period a number of shares of common stock that does not exceed the greater of (i) 1% of the then outstanding shares of our common stock, or (ii) the average weekly trading volume in the common stock during the four calendar weeks preceding such sale. Sales under Rule 144 are also affected by limitations on manner of sale, notice requirements, and availability of current public information about us. Non-affiliates who have held their restricted shares for one year may be entitled to sell their shares under Rule 144 without regard to any of the above limitations, provided they have not been affiliates for the three months preceding such sale.

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Further, Rule 144A as currently in effect, in general, permits unlimited resales of restricted securities of any issuer provided that the purchaser is an institution that owns and invests on a discretionary basis at least $100 million in securities or is a registered broker-dealer that owns and invests $10 million in securities. Rule 144A allows our existing stockholders to sell their shares of common stock to such institutions and registered broker-dealers without regard to any volume or other restrictions. Unlike under Rule 144, restricted securities sold under Rule 144A to non-affiliates do not lose their status as restricted securities.

Dividends

We have not declared any cash dividends on our common stock since our inception and do not anticipate paying such dividends in the foreseeable future. We plan to retain any future earnings for use in our business. Any decisions as to future payment of dividends will depend on our earnings and financial position and such other factors, as the Board of Directors deems relevant.

Our future dividend policy cannot be ascertained with any certainty, and if and until we determine to engage in any business or we complete any acquisition, reorganization or merger, no such policy will be formulated. There are no material restrictions limiting, or that are likely to limit, our ability to pay dividends on our securities.

However, we did declare a stock dividend of 100 for 1 in November, 2007, as part of our Recapitalization.

Dividend Policy

All shares of common stock are entitled to participate proportionally in dividends if our Board of Directors declares them out of funds legally available. These dividends may be paid in cash, property or additional shares of common stock. We have not paid any dividends since our inception and presently anticipate that all earnings, if any, will be retained to develop our business. Any future dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Our Shares are "Penny Stocks" within the Meaning of the Securities Exchange Act of 1934

Our Shares are "penny stocks" within the definition of that term as contained in the Securities Exchange Act of 1934, generally equity securities with a price of less than $5.00. Our shares will then be subject to rules that impose sales practice and disclosure requirements on certain broker-dealers who engage in certain transactions involving a penny stock.

Under the penny stock regulations, a broker-dealer selling penny stock to anyone other than an established customer or "accredited investor" must make a special suitability determination for the purchaser and must receive the purchaser's written consent to the transaction prior to the sale, unless the broker-dealer is otherwise exempt. Generally, an individual with a net worth in excess of $1,000,000 or annual income exceeding $200,000 individually or $300,000 together with his or her spouse is considered an accredited investor. In addition, unless the broker-dealer or the transaction is otherwise exempt, the penny stock regulations require the broker-dealer to deliver, prior to any transaction involving a penny stock, a disclosure schedule prepared by the Securities and Exchange Commission relating to the penny stock market. A broker-dealer is also required to disclose commissions payable to the broker-dealer and the Registered Representative and current bid and offer quotations for the securities. In addition a broker-dealer is required to send monthly statements disclosing recent price information with respect to the penny stock held in a customer's account, the account’s value and information regarding the limited market in penny stocks. As a result of these regulations, the ability of broker-dealers to sell our stock may affect the ability of Selling Security Holders or other holders to sell their shares in the secondary market. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction.

These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. These additional sales practice and disclosure requirements could impede the sale of our securities, if our securities become publicly traded. In addition, the liquidity for our securities may be adversely affected, with concomitant adverse effects on the price of our securities. Our shares may someday be subject to such penny stock rules and our shareholders will, in all likelihood, find it difficult to sell their securities.

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Voting Rights

Each share of common stock entitles the holder to one vote at meetings of shareholders. The holders are not permitted to vote their shares cumulatively. Accordingly, the holders of common stock holding, in the aggregate, more than fifty percent of the total voting rights can elect all of our directors and, in such event, the holders of the remaining minority shares will not be able to elect any of such directors. The vote of the holders of a majority of the issued and outstanding shares of common stock entitled to vote thereon is sufficient to authorize, affirm, ratify or consent to such act or action, except as otherwise provided by law.

Miscellaneous Rights and Provisions

Holders of common stock have no preemptive or other subscription rights, conversion rights, or redemption provisions. In the event of our dissolution, whether voluntary or involuntary, each share of common stock is entitled to share proportionally in any assets available for distribution to holders of our equity after satisfaction of all liabilities and payment of the applicable liquidation preference of any outstanding shares of preferred stock.

There is no provision in our charter or by-laws that would delay, defer, or prevent a change in our control.

Debt Securities

We have not issued any debt securities.

Dividend Rights

The common stock has no rights to dividends, except as the Board may decide in its discretion, out of funds legally available for dividends. We have never paid any dividends on our common stock, and have no plans to pay any dividends in the foreseeable future.

Recent Sales of Unregistered Securities; Use of Proceeds from Registered Securities

Go Ez Corporation has sold shares of its common stock and preferred stock as follows:

In connection with the Company’s acquisition of 7,000 shares of FTA common stock representing seventy (70%) percent of the issued and outstanding capital stock of FTA and pursuant to the Stock Purchase Agreement executed on December 22, 2014 between the Company and Mr. Roger Ng, the Company paid $5,000 worth of the Company’s Series B Preferred Stock, plus $210,000 worth of restricted common shares of the Company for 70,000 shares of FTA representing seventy (70%) percent of the total issued and outstanding shares of FTA at closing in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act.

On December 8, 2014, the Company entered into five (5) separate Novation Agreements with debt holders that allowed the Company to extinguish the debt owed to these debt holders and to instead issue shares of the Company’s Preferred Series B stock. Under the terms of the Novation Agreements, the Company and debt holders agreed to extinguish the amount due and owing under five (5) Convertible Debentures and to relinquish any claims under the original terms of the Convertible Debentures and replace the amount owed to the debt holders by the Company with the issuances of shares of Preferred Series B stock.

The first Novation Agreement between the Company and Mr. Abraham Dominguez Cinta dated December 8, 2014 relates to a loan of $4,403.00 made by Mr. Cinta to the Company on November 17, 2014 and Convertible Debenture dated December 1, 2014, as amended December 8, 2014. The Novation Agreement replaces the total amount owed as of December 31, 2014 of $4,432 with the issuance of five (5) shares of Preferred Series B stock to Mr. Cinta pursuant to a Subscription Agreement between the parties of December 8, 2014.

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The second Novation Agreement between the Company and Mr. Cinta dated December 8, 2014 relates to a loan of $1,000.00 made by Mr. Cinta to the Company on June 30, 2014 and Convertible Debenture dated July 1, 2014, as amended December 8, 2014. The Novation Agreement replaces the total amount owed as of November 30, 2014 of $1,417.00 with the issuance of two (2) shares of Preferred Series B stock to Mr. Cinta pursuant to a Subscription Agreement between the parties of December 8, 2014.

The third Novation Agreement between the Company and Mr. Cinta dated December 8, 2014 relates to a loan of $529.00 made by Mr. Cinta to the Company on September 30, 2014 and Convertible Debenture dated October 1, 2014, as amended December 8, 2014. The Novation Agreement replaces the total amount owed as of November 30, 2014 of $536.00 with the issuance of one (1) share of Preferred Series B stock to Mr. Cinta pursuant to a Subscription Agreement between the parties of December 8, 2014.

The fourth Novation Agreement is between the Company and Profit Seeker Capital Management Corporation (“PSCM”) dated December 8, 2014 and relates to a loan of $77,547 made by PSCM to the Company on June 30, 2014 and Convertible Debenture dated July 1, 2014, as amended December 8, 2014. The Novation Agreement replaces the total amount owed as of November 30, 2014 of $80,132 with the issuance of eighty-one (81) shares of Preferred Series B stock to PSCM pursuant to a Subscription Agreement between the parties of December 8, 2014.

The fifth Novation Agreement between the Company and PSCM dated December 8, 2014 relates to a loan of $16,247 made by PSCM to the Company on September 30, 2014 and Convertible Debenture dated October 1, 2014 as amended December 8, 2014. The Novation Agreement replaces the total amount owed as of November 30, 2014 of $16,464 with the issuance of seventeen (17) shares of Preferred Series B stock to PSCM pursuant to a Subscription Agreement between the parties of December 8, 2014.

On April 22, 2014, the Company entered into a Stock Purchase Agreement with Evotech Capital S.A., a privately-held company organized under the laws of the British Virgin Islands, and David C. Merrell and Michael C. Brown, which was closed on April 30, 2014. Mr. Merrell was our principal shareholder, owning approximately 50% of the Company’s pre-Evotech SPA outstanding voting securities; and Mr. Brown owns approximately 4.5% of the Company’s pre-Evotech SPA outstanding voting securities. Under the Evotech SPA, Evotech acquired 1,000,000 shares of our common stock.

All of these transactions involved “accredited investors” or “sophisticated investors” and all such shares were sold in reliance on Section 4(a)(2) of the Securities Act, or Regulation S of the Commission regarding sales to any non-U.S. Person.

Purchases of Equity Securities by Us and Affiliated Purchasers

During the last three fiscal years, there were no purchases of any equity securities of ours by us or any person on our behalf; nor were there any purchases of our equity securities by any affiliate of ours during the last three fiscal years.

DESCRIPTION OF THE REGISTRANT’S SECURITIES

Common Stock

We are authorized to issue 800,000,000 shares of common stock, $0.0001 par value per share. There are currently 1,438,200 shares of common voting stock issued and outstanding. The holders of our common stock are entitled to one vote per share on each matter submitted to a vote at a meeting of our shareholders.

Our shareholders have no pre-emptive rights to acquire additional shares of our common stock or other securities; nor shall our shareholders be entitled to vote cumulatively in the election of directors or for any other purpose with the exception of Mr. Roger Ng’s Warrant outlined below under the heading “Outstanding Options, Warrants or Calls”. Our common stock is not subject to redemption rights and carries no subscription or conversion rights. All shares of the common stock now outstanding are fully paid and non-assessable.

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Preferred Stock

We are authorized to issue 100,000,000 shares of preferred stock, $0.0001 par value per share, with the rights, privileges and preferences of the preferred stock documented in the Certificate of Designations. As of the effective date of the Transaction, there were 111 shares of Series B Preferred Stock issued and outstanding held by three different holders.

Outstanding Options, Warrants or Calls

There are no outstanding options or calls to purchase any of our authorized securities.

Pursuant to the acquisition of Federal Technology Agency, Inc., Roger Ng was transmitted a one common stock purchase warrant to purchase up to an aggregate of 10% of the GEZC’s outstanding common stock and such execution shall not result in the Seller in hold of excess of 9.9% of the outstanding common shares issued. The warrant expires on the December 22, 2016.

Provisions Limiting Change of Control

There is no provision in our Articles of Incorporation or Bylaws that would delay, defer, or prevent a change in control of our Company.

Transfer Agent

Jersey Stock Transfer LLC, 201 Bloomfield Avenue, Suite 26, Verona, NJ 07004, is our transfer agent and registrar for our common stock.

Submission of Matters to a Vote of Security Holders

Not applicable.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This discussion should be read in conjunction with the other sections of this Current Report, including “Risk Factors,” “Business” and the Financial Statements attached hereto as Exhibits 99.1 and 99.2 and the related exhibits. The various sections of this discussion contain a number of forward-looking statements, all of which are based on our current expectations and could be affected by the uncertainties and risk factors described throughout this Current Report. See “Cautionary Statement Regarding Forward-Looking Statements.” Our actual results may differ materially.

Background

In December, 2014, the Company completed its acquisition of FTA through its purchase of 70% of the issued and outstanding capital stock of FTA. As a result of the Transaction, FTA became a majority owned subsidiary of the Company and the Company assumed the business operations of FTA. Following the Transaction, the business of FTA constitutes all of the Company’s operations. As such, the following Management Discussion and Analysis is focused on the current and historical operations of FTA, and excludes the prior operations of the Company. With respect to this discussion, the terms “FTA,” the “Company,” “we,” “us,” and “our” refer to Federal Technology Agency, Inc. This discussion and analysis should be read in conjunction with the financial statements and notes, and other financial information included in this report.

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Overview

Headquartered in Palo Alto, California, Federal Technology Agency, Inc. was incorporated in 2013 in Delaware. The company’s main activity is the provision of internet technology services. Internet technology services provided include framework design, development, implementation, testing and other similar services.

Our Strategy in the Next 12 Months

Go EZ Corporation’s management has developed a plan governing the processes to be deployed for the first weeks and months following closing of any acquisition, and these will be applied directly to FTA, elements of which are described in the following paragraphs.

To support what we believe will be an expansion of operations, new systems and procedures are planned such that provision of services to customers is executed with efficiency. A new accounting system will be implemented within the next 12 months and this will be linked electronically to other systems the company will use to control its management information processes. New measures of performance will be implemented along with new procedures for budgeting, treasury management, spending authority approval, and personnel policies.

Factors impacting FTA’s Results of Operations

The principal factors that impact our past and future results of operations include:

•

General and administrative costs. Our business is still very young and at the beginning of its pursuit of organic and external growth. In order to execute on any strategy for growth, we expect to have to further increase its general and administrative overheads cost base. Our results from operations will be adversely impacted if these additional overhead costs are incurred before the growth in revenue is received.

Results of Operations

Eleven Months Ended November 30, 2014

Revenues

FTA generated revenue of $218,550 during the eleven months ended November 30, 2014. Sales realized during the eleven months ended November 30, 2014 were primarily attributable to the provision of internet technology services.

Cost of Sales

As FTA is an internet technology services provider, there is no relevant cost related to the services.

Gross Profit

As a result of the above, for the eleven months ended November 30, 2014, FTA reported gross profit of $218,550.

Operating Expenses

FTA incurred operating expenses of $145,475 for the eleven months ended November 30, 2014. FTA operating expenses consist primarily of professional fees, and selling, general and administrative expenses.

For the eleven months ended November 30, 2014, FTA incurred salaries, payroll taxes, and fringe benefits of $29,090. Salaries, payroll taxes, and fringe benefits relate to compensation, medical reimbursement and employee benefits paid to Mr. Chen during the reporting period. For the eleven months ended November 30, 2014, FTA incurred other selling, general and administrative expenses of $58,220. FTA’s selling, general and administrative expenses are primarily attributable to employee benefits expenses and rent expenses.

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We anticipate that FTA operating expenses will continue to increase as FTA seeks to increase the scale and range of services FTA can offer to customers.

Net Income (Loss)

As a result of the above, for the eleven months ended November 30, 2014, FTA reported net income of $55,167.

Nine Months Ended September 30, 2014

Revenues

FTA generated revenue of $195,850 during the nine months ended September 30, 2014. Sales realized during the nine months ended November 30, 2014 are primarily attributable to the provision of internet technology services.

Cost of Sales

As the Company is an internet technology services provider, there is no relevant cost related to the services.

Gross Profit

As a result of the above, for the nine months ended September 30, 2014 FTA reported gross profit of $137,825.

Operating Expenses

FTA incurred operating expenses of $110,584 for the nine months ended September 30, 2014. FTA operating expenses consist of professional fees, payroll expenses and selling, general and administrative expenses.

For the nine months ended September 30, 2014, we incurred salaries, payroll taxes and fringe benefits of $10,520. Salaries, payroll taxes, and fringe benefits relate to compensation, medical reimbursement and employee benefits paid to Mr. Chen during the reporting period. For the nine months ended September 30, 2014, FTA incurred other selling, general and administrative expenses of $41,899. FTA’s selling, general and administrative expenses are primarily attributable to employee benefits expenses and rent expenses.

We anticipate that FTA operating expenses will continue to increase as FTA seeks to increase the scale and range of services FTA can offer to our customers.

Net Income (Loss)

As a result of the above, for the nine months ended September 30, 2014, FTA reported net income of $63,502.

Inception to December 31, 2013

Revenues

FTA generated revenue of $0 during the period from November 26, 2013 (date of inception) to December 31, 2013. FTA’s failure to generate any revenue during the period from November 26, 2013 (date of inception) to December 31, 2013 is due to the fact that FTA was incorporated on November 26, 2013 and were not in a position to generate sales because during the initial stages after incorporation FTA’s efforts were dedicated to configuring FTA’s processes and establishing a base of operations in Los Altos, California.

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Cost of Sales

As FTA is an internet technology services provider, there is no relevant cost related to the services.

Gross Profit

As a result of the above, for the period from November 26, 2013 (date of inception) to December 31, 2013, FTA reported gross profit of $0.

Operating Expenses

FTA incurred operating expenses of $823 during the period from November 26, 2013 (date of inception) to December 31, 2013. FTA operating expenses consist primarily of other selling, general and administrative expenses.

We anticipate that FTA operating expenses will continue to increase as FTA seeks to increase the scale and range of services FTA can offer to customers.

Net Income (Loss)

As a result of the above, for the period from November 26, 2013 (date of inception) to December 31, 2013, FTA reported net loss of $823.

Liquidity and Capital Resources

At November, 2014, FTA had cash of $159,200, compared to $200 at December 31, 2013, and a working capital of $79,062, compared to a working capital of $200 at December 31, 2013. Our present capital resources are insufficient to implement our business plan. Over the next twelve months we anticipate incurring expenditures of approximately $10,000 in ongoing general and administrative expenses per month for the next twelve months, for total anticipated expenditures of approximately $120,000 over the next twelve months. The general and administrative expenses for the year will consist primarily of employee benefit expenses, professional fees for the audit and legal work relating to our regulatory filings throughout the year, as well as transfer agent fees, travel and general office expenses. Our current cash on hand is sufficient to make our planned expenditures and to pay for our general administrative expenses over the next twelve months.

Cash Provided by Operating Activities

Net cash provided by operating activities for the month ended November 30, 2014 was $135,136, as compared to net cash used in operating activities of $0 for the period from November 26, 2013 (date of inception) to November 30, 2013. FTA’s revenue stream from the provision of internet technology services to On Assignment throughout the year was the primary reason for FTA’s positive operating cash flow.

Cash Used in Investing Activities

Net cash flows provided by investing activities for the six months ended November 30, 2014 was $(11,219) as compared to net cash used in investing activities of $0 for the period from November 26, 2013 (date of inception) to November 30, 2013. FTA’s investment into capital expenditure for the setting up of operations was the primary reason for FTA’s negative operating cash flow.

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Cash from Financing Activities

Net cash flows provided by financing activities for the six months ended November 30, 2014 was $35,600, compared with $0 for the period from November 26, 2013 (date of inception) to November 30, 2014.

Off Balance Sheet Arrangements

As of November 30, 2014, there were no off balance sheet arrangements.

Critical Accounting Policies

Use of Estimates

In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses in the statement of operations. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, we consider all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments and Derivative Financial Instruments

We have adopted the accounting guidance under ASC 820, Fair Value Measurements, as well as certain related FASB staff positions. This guidance defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at fair value, we consider the principal or most advantageous market in which it would transact business and considers assumptions that marketplace participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.

The guidance also establishes a fair value hierarchy for measurements of fair value as follows:

•	Level 1 – quoted market prices in active markets for identical assets or liabilities.

•

Level 2 – inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3 – unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

As of November 30, 2014, we did not have Level 1, 2, or 3 financial assets, nor did we have any financial liabilities. Financial instruments consist of cash, accounts receivable, and payables. The fair value of financial instruments approximated their carrying values as of December 31, 2013.

Basic (Loss) per Common Share

Basic (loss) per share is calculated by dividing our net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share are calculated by dividing our net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of November 30, 2014.

Valuation of Long-Lived Assets

Long-lived tangible assets and definite-lived intangible assets are reviewed for possible impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. We use an estimate of undiscounted future net cash flows of the assets over the remaining useful lives in determining whether the carrying value of the assets is recoverable. If the carrying values of the assets exceed the expected future cash flows of the assets, we recognize an impairment loss equal to the difference between the carrying values of the assets and their estimated fair values.

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Impairment of long-lived assets is assessed at the lowest levels for which there are identifiable cash flows that are independent from other groups of assets. The evaluation of long-lived assets requires us to use estimates of future cash flows. However, actual cash flows may differ from the estimated future cash flows used in these impairment tests.

Income Taxes

We provide for income taxes under ASC 740. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

Stock Based Compensation

We account for our stock-based compensation in accordance with ASC 718 “Share-Based Payment. We recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees and non-employees. We did not grant any new employee options and no options were cancelled or exercised during the period ended December 22, 2014.

Property and Equipment

Property and equipment is recorded at cost less accumulated depreciation. Depreciation and amortization is calculated using the straight-line method over the expected useful life of the asset, after the asset is placed in service. We generally use the following depreciable lives for its major classifications of property and equipment:

Assets	Estimated Useful Life
Equipment	5 Years
Furniture	5 Years
Vehicles	7 Years

Revenue Recognition

We apply the provisions of ASC 605, which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. ASC 605 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, we recognize revenue related to goods and services provided when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fee is fixed or determinable, and (iv) collectability is reasonably assured.

Recent Accounting Pronouncements

We have evaluated recent accounting pronouncements and their adoption has not had or is not expected to have a material impact on our financial position, or statements.

Going Concern

FTA’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. We have only recently established a pattern of profitability and positive cash flow provided by operations. Our ability to continue as a going concern is dependent on our continued operating profitability and positive cash flow generation.

Our ability to continue as a going concern is dependent upon on our ability to meet our obligations, to obtain additional financing as may be required and ultimately to attain sustained profitability. Our financial statements included elsewhere in this Form 8-K do not include any adjustments that might result from the outcome of this uncertainty.

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DIRECTORS AND EXECUTIVE OFFICERS

Information about our directors and executive officers as of December 23, 2014 is set forth as follows.

Name	Position Held	Age	Date of Appointment
Mr. Abraham Dominguez Cinta	Chief Executive Officer, Chief Financial Officer,	26	April 23, 2014
	Secretary and Director

Mr. Abraham Dominguez Cinta, Chief Executive Officer, Chief Financial Officer, Secretary Director

Mr. Cinta was appointed a Director of the Company and elected to serve as the Company’s Chief Executive Officer, Chief Financial Officer and Secretary on April 23, 2014. Abraham Dominguez Cinta, 26, is an executive manager and investment banker with a background in various industries including logistics, food and beverage, e-commerce and e-waste. His business and finance background includes financial due diligence, structuring and negotiations for acquisitions for both private and publicly-traded companies. Currently he is the founder and an executive director at GoEz Group, in 2011, he was a Business Analyst with the Mexican Ministry of Welfare performing various credit and finance analysis and marketing campaigns. In 2008, he was Project Manager at UDLAP Consultants, overseeing federal programs where he managed 15 people in charge of delivering consultancy sessions to over 1500 people. Mr. Cinta holds a Bachelor’s degree in Business Administration from La Universidad de las Americas Puebla, St Michael’s College, as well as a Master’s degree with specialization in Investment Banking from the University of Wales.

Meetings of Our Board of Directors

Our Board of Directors took all actions by unanimous written consent without a meeting during the year 2014 and year ended December 31, 2013.

Director Compensation

The Company did not provide any compensation to its directors in the years ended December 31, 2103 and 2012, but reimbursed our directors for reasonable out-of-pocket expenses incurred. The Company may establish certain compensation plans (e.g. options, cash for attending meetings, etc.) with respect to directors in the future.

Significant Employees

Other than the directors and officers described above, we do not expect any other individuals to make a significant contribution to our business.

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Involvement in Legal Proceedings

None of our directors, persons nominated to become a director, executive officers or control persons have been involved in any of the following events during the past 10 years:

•	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of bankruptcy or within two years prior to that time; or

•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences); or

•

Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

•

Being found by a court of competent jurisdiction (in a civil violation), the SEC or the Commodity Future Trading Commission to have violated a federal or state securities or commodity law, and the judgment has not been reversed, suspended, or vacated; or

•

Being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: any Federal or State securities or commodities law or regulation; or any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity. This violation does not apply to any settlement of a civil proceeding among private litigants; or

•

Being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, officers and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, with respect to the year ended December 31, 2013 and as of December 23, 2014, all filing requirements applicable to the Company’s officers, directors and beneficial owners of more than 10% of our common stock have been complied with.

Audit Committee

Our board of directors does not have an audit committee. Our board of directors does not believe that it is necessary to have an audit committee because it believes the functions of such committee can be adequately performed by our board of directors.

EXECUTIVE COMPENSATION

During the periods ended September 30, 2014 and 2013, the Company did not pay any compensation to its officers and directors. During the nine month periods ended September 30, 2014 and 2013, Officers and Directors contributed services totaling $31,400 and $29,125, respectively, which have been accounted for as contributions to capital.

Since inception, we have not paid any cash or non-cash executive compensation (including stock options or awards, perquisites, or deferred compensation plans), whatsoever, to the officers or directors.

The following tables set forth certain summary information concerning all plan and non-plan compensation awarded to, earned by, or paid to the named executive officers and directors by any person for all services rendered in all capacities to the Company in the past two fiscal years:

Name of Executive Officer and/or Director	Position	Fiscal Years	Compensation	Bonus and Others	Securities Underlying Stock Options	Total
Abraham Dominguez Cinta	President/CEO/CFO/	2014	$0	$0	$0	$0
	Treasurer/Secretary /Director	2013	$0	$0	$0	$0

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Currently the Company does not have any plan to pay compensation to executive officers and directors and has not set any condition under which the Company will start to pay.

Outstanding Equity Awards at Fiscal Year-End

None

Stock Option and Awards Plan

On July 21, 2014, our Board of Directors adopted a stock option and incentive plan, the 2014 Stock Option and Incentive Plan (the “Incentive Plan”). On July 21, 2014, the holders of at least a majority of the issued and outstanding shares of common stock of the Company approved the Incentive Plan. Pursuant to the Incentive Plan, the Company is authorized to grant options to purchase up to 5,000,000 shares of common stock to its employees, directors and consultants. The Incentive Plan provides for awards of incentive stock options and non-qualified stock options to acquire restricted stock. Incentive stock options granted under the Equity Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Non-qualified stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code.

No stock options or award plans have been issued as of 23 December, 2014.

Director Compensation

We do not pay directors compensation for their service as directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

None.

Director Independence

Our securities are quoted on the OTCQB tier of the OTC Markets Group inter-dealer quotation and trading system, which does not have any director independence requirements. Once we engage further directors and officers, we will develop a definition of independence and examine the composition of our Board of Directors with regard to this definition.

INDEMNIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

Section 145 of the Delaware General Corporation Law provides, in general, that a corporation incorporated under the laws of the State of Delaware, such as us, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. In the case of a derivative action, a Delaware corporation may indemnify any such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made in respect of any claim, issue or matter as to which such person will have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or any other court in which such action was brought determines such person is fairly and reasonably entitled to indemnity for such expenses.

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Our Amended and Restated Certification of Incorporation and Bylaws (see Article IX of our Certificate of Incorporation and Article VIII of our Bylaws) provide that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the Delaware General Corporation Law, as amended from time to time, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any shareholders’ or directors’ resolution or by contract. In addition, we may adopt director and executive officer indemnification agreements with each of our executive officers and directors which will provide, among other things, for the indemnification to the fullest extent permitted or required by Delaware law, provided that such indemnitee shall not be entitled to indemnification in connection with any claim initiated by the indemnitee against us or our directors or officers unless we join or consent to the initiation of such claim, or the purchase and sale of securities by the indemnitee in violation of Section 16(b) of the Exchange Act.

Any repeal or modification of these provisions approved by our shareholders shall be prospective only, and shall not adversely affect any limitation on the liability of our directors or officers existing as of the time of such repeal or modification.

We are also permitted to apply for insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions, whether or not the Delaware General Corporation Law would permit indemnification.

The Company has been advised that in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is therefore, unenforceable.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

There have been no changes in nor have there been any disagreements with the accountants on accounting and financial disclosure.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to the beneficial ownership of the common stock as of the effective date of the Transaction by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

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Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 1,438,200 shares of common stock outstanding determined as of the effective date of the Transaction.

	Amount of	Percentage
Name and Address of Beneficial Owner*	Beneficial Ownership	of Class
Evotech Capital S.A.	100,000,000	73.1%
PO Box 957, Offshore Incorporation Centre, Tortola BVI	Common Stock
David C. Merrell, 10018 Falcon View Drive, SANDY, UT 84092	183,400	13.4%

Security Ownership of Management Directors and Officers

The following table sets forth the ownership interest in our common stock of all directors and officers individually and as a group as of December 23, 2014. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 1,438,200 shares of common stock outstanding determined as of the effective date of the Transaction.

	Amount of	Percentage
Name and Address of Beneficial Owner*	Beneficial Ownership	of Class
Abraham Dominguez Cinta, CEO, CFO, Secy, Director	Nil	0%
Rm 1302, 796 Hongzhong Rd, Shanghai, China 201103

The above beneficial ownership information is based on data furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act, as required for purposes of this Current Report. It is not necessarily to be construed as an admission of beneficial ownership for other purposes. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right.

As of the effective date of the Transaction, there were 111 shares of Series B Preferred Stock issued and outstanding held by three different holders. The holder of the shares of Series B Preferred Stock are not entitled to vote except as required by Delaware law. Each share of the Company’s Series B Preferred Stock is convertible, at the option of the holder, into a number of shares of the Company’s common stock equal to the price paid for the share of Series B Preferred Stock, divided by ten times the par value of the Common Stock at the time of conversion. All Series B Preferred Stock issued and that will be issued contains a limitation that such holder cannot convert any Series B Preferred Stock into shares of the Company’s common stock if, immediately after giving effect to such conversion, such holder would beneficially own in excess of 9.9% of the number of shares of the Company’s common stock outstanding.

Mr. Abraham Dominguez Cinta, the sole officer and director, holds shares of GEZC’s Series B Preferred Stock. For the foregoing reason, the table above excludes information concerning those shares of the Company’s common stock to which the outstanding shares of Series B Preferred Stock are convertible into because of the limitation (unless a waiver is provided by the holder) that such holder cannot convert any Series B Shares into shares of the Company’s common stock if, immediately after giving effect to such conversion, such holder would beneficially own in excess of 9.9% of the number of shares of the Company’s common stock outstanding as per the subscription agreement. Assuming the blocker provisions were waived, the 111 shares of Series B Preferred Stock issued and outstanding could potentially be converted into a maximum of 111,000,000 shares of the Company’s common stock, which in this circumstance would equate to beneficial ownership of 98.7% of the Company’s common stock.

Item 3.02 Unregistered Sales of Equity Securities

On December 22, 2014, a Stock Purchase Agreement (the “SPA”) was executed by and among the Company and Mr. Ng. Under the terms of the SPA, the Company acquired seventy (70%) of the issued and outstanding shares of capital stock of FTA in exchange for $210,000 worth of restricted common shares of the Company, $5,000 worth of the Company’s Series B Preferred Stock and a common stock purchase warrant to purchase up to an aggregate of ten (10%) percent of the Company’s outstanding common stock having an exercise price equal to seventy five (75%) percent of the volume weighted average closing price per shares of the Company’s common stock for the five (5) trading days immediately preceding the Company’s receipt of FTA’s notice of exercise of the Warrant, which may be exercised in whole or in part, at any time and from time to time from and after six (6) months from the date of the closing but shall expire after twenty four (24) months from the date of the closing and such exercise shall not result in the Seller possessing in excess of 9.9% of the outstanding common shares issued.

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Pursuant to and at the closing of the SPA, our stock transfer agent Jersey Stock Transfer LLC was instructed to issue to Mr. Ng 70,000 shares of common stock and 5,000 shares of Preferred Series B stock pursuant to Regulation S under the Securities Act and to affix the appropriate restrictive legends to the certificates indicating that the shares were not registered under the Securities Act, equivalent to approximately 4.87% of the Company’s then outstanding common stock, in exchange for 7,000 shares of FTA. Upon completion of the physical exchange of share certificates FTA thereby become a majority owned subsidiary of the Company. Mr. Ng was given adequate access to sufficient information about us to make an informed investment decision. Neither the Company nor anyone acting on its behalf offered or sold these securities by any form of general solicitation or general advertising.

Item 5.06. Change in Shell Company Status

The Registrant has completed an acquisition of FTA pursuant to the Stock Purchase Agreement dated December 22, 2014 (the “POE”) that has the effect of causing it to cease being a shell company as defined in Rule 12b-2. Pursuant to the SAP, the Registrant acquired 7,000 shares of common stock of FTA, representing seventy percent (70%) of the issued and outstanding capital stock of FTA from Mr. Roger Ng in exchange for a new issuance of 70,000 shares of common stock and 5,000 shares of Preferred B Series stock of the Registrant to Mr. Ng and the grant of a common stock purchase warrant to purchase up to an aggregate of ten (10%) percent of the the Company’s outstanding common stock having an exercise price equal to seventy five (75%) percent of the volume weighted average closing price per shares of the Company’s common stock for the five (5) trading days immediately preceding the Company’s receipt of FTA’s notice of exercise of the Warrant, which may be exercised in whole or in part, at any time and from time to time from and after six (6) months from the date of the closing but shall expire after twenty four (24) months from the date of the closing and such exercise shall not result in the Seller possessing in excess of 9.9% of the outstanding common shares issued.

Pursuant to Rule 144(i) under the Securities Act of 1933, as amended, since the Registrant was a shell company prior to the acquisition of FTA, Rule 144 is not available for the sale of the Registrant’s securities until one year has elapsed from the date that the Registrant has filed Form 10 information concerning FTA with the Commission. The date of filing of this Form 8-K should be considered the date that the Registrant has filed Form 10 information with the Commission.

Item 9.01. Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), the audited financial statements of Federal Technology Agency, Inc., a Delaware corporation, for the period from inception, November 23, 2013 to November 30, 2014 are filed in this Current Report on Form 8-K as Exhibit 99.1.

(b)	Pro Forma Financial Information. In accordance with Item 9.01(b), our pro forma financial statements are filed in this Current Report on Form 8-K as Exhibit 99.2.

(c)	Exhibit. The following exhibit is filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Go Ez Corporation

Date: December 23, 2014	By:	/s/ Abraham Dominguez Cinta
Abraham Dominguez Cinta Chief Executive Officer

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Exhibit No.	Description
10.1

The Stock Purchase Agreement, dated December 22, 2014 by and among Go Ez Corporation, on the one hand, and Roger Ng, on the other hand. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8 K filed on December 23, 2014)

10.2	Consulting Agreement, dated October 14, 2011 by and among Federal Technology Agency, Inc. and Mr. Carlos Guillemo López Martínez.

99.1	Audited financial statements of Federal Technology Agency, Inc. for the period from inception, November 23, 2013 to December 30, 2014 and January 1, 2014 to November 30, 2014

99.2	Pro forma financial information

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